Supplement dated September 16, 2013 to the Flexible Premium Variable Annuity

Prospectuses Listed Below Dated May 1, 2013

Issued by National Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)

AdvantEdge (includes GrandMaster flex3 and GrandMaster)

Pinnacle (before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

Pinnacle V (post 1-1-12)

This is a supplement to the prospectuses identified above.  Please retain this supplement for future reference.

Correction in Transfer and Allocation Restrictions

In Part 6 — Optional Benefits, in the section titled “Guaranteed Lifetime Income Advantage Rider,” subsection titled “Transfer and Allocation Restrictions,” the last item is deleted.

Change in Variable Account Option

The Board of Trustees of the Rydex Variable Trust has approved the following changes to the Guggenheim VT U.S. Long Short Momentum Fund available through a Variable Account Option of your variable annuity.  The changes will be effective October 30, 2013, or a later date determined by the fund (Effective Date).

Fund Name — The name of the fund will change to Guggenheim VT Long Short Equity Fund.  All references in the prospectuses to the Guggenheim VT U.S. Long Short Momentum Fund will change to Guggenheim VT Long Short Equity Fund on the Effective Date.

Fund Description — The principal investment strategies of the fund will change on the Effective Date.  As a result of these changes, the paragraph in the prospectuses describing the Guggenheim VT U.S. Long Short Momentum Fund, found in Part 3 — Your Investment Options, in the section titled “The Variable Account Options,” subsection titled Rydex Variable Trust (Guggenheim Variable Insurance Funds), is replaced with the following:

Guggenheim VT Long Short Equity Fund

The Guggenheim VT Long Short Equity Fund seeks long-term capital appreciation and will invest, under normal circumstances, at least 80% of its assets in long and short equity or equity-like securities, including individual securities and derivatives giving exposure to different sectors or industries to which the fund is seeking exposure.  The fund seeks to respond to the dynamically changing economy by moving its investments among different industries and styles.  The fund’s advisor allocates investments to industries and styles according to several measures of momentum.  The fund invest in equities of small-, mid-, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts, but also may invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, future contracts and stock indices.  Certain of the fund’s derivative investments may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.  The fund also may enter into short sales of broad-based stock indices for hedging purposes.

Changes in Federal Tax Law Governing Same-Sex Marriage

In Part 5 — Terms of Your Variable Annuity, in the section titled “Spousal Continuation,” the subsection titled “Federal Tax Advantages of Spousal Continuation Not Available to Same-Sex Spouses” is removed and replaced with the following:

Federal Tax Advantages of Spousal Continuation Available to Married Same-Sex Spouses

A same-sex surviving spouse is recognized as your legal spouse under the Tax Code and will qualify for the federal tax advantages of spousal continuation where the marriage occurred in a state that legally recognizes it.  The survivor of a civil union or domestic partnership is not recognized as your legal spouse under the Tax Code and the federal tax advantages of spousal continuation are not available.

The survivor of a civil union or domestic partnership may elect to continue the contract under its terms if the celebration occurred in a state that legally recognizes the relationship and the relationship is recognized under state law in either: (a) the state where the contract was issued; or (b) the state of residence at time of death.  The election of spousal continuation by a surviving civil union or domestic partner is treated as an ordinary transfer of ownership and will be a taxable event.

In Part 6 — Optional Benefits, in the section titled “Guaranteed Lifetime Income Advantage Rider,” subsection titled “Contract Structure,” item 6 is deleted and replaced with the following:

6.              We will accept a legal spouse only, including a same-sex spouse where the marriage occurred in a state that legally recognizes the marriage.  Where required by state law, the definition of spouse may be expanded to include a civil union partner or domestic partner; however, the surviving partner of a relationship other than marriage is not afforded the benefits of a surviving spouse under the Tax Code and the survivor will incur a taxable event upon the death of his or her partner.

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